EXHIBIT 10(PP)


                                    AGREEMENT
                                    ---------

Physicians Reciprocal Insurers ("PRI") and Administrators for the Professions, Inc. ("AFP") are parties to an Amended and Restated Management Agreement dated as of January 1, 1999 (the "Management Agreement"). By separate instrument, PRI and AFP are amending the Management Agreement as indicated on exhibit A (attached). In connection with such amendment to the Management Agreement, AFP and PRI are entering into the agreements set forth herein in order to implement the deletion of the sharing of Net Income or Net Loss pursuant to Section 7 of the Management Agreement and to take into account any future events that may have resulted in a redetermination of the profit share amounts previously earned by AFP with respect to the years 1999, 2000, and 2001 had the sharing of Net Income or Net Loss continued in effect. In addition, in connection with such amendment, AFP has agreed to pay simple interest of 6% per annum on amounts earned pursuant to the sharing Net Loss Income or Net Loss under Section 7 of the Management Agreement for the years 1999, 2000, and 2001, and has executed three Promissory Notes dated January 1, 2002, in favor of PRI to reflect such payments.

         As of December 31, 1999, the profit share amount earned by AFP with respect to 1999 was $1,676,627. As of December 31, 2004, should this profit share amount be less than $1,676,627 for reasons specified above, then AFP shall pay to PRI the amount of any difference. As of December 31, 2004, should this profit share amount be more than $1,676,627, then PRI shall pay to AFP the amount of any difference. As of December 31, 2004, should this profit share amount remain unchanged at $1,676,627 then all obligations hereunder are extinguished.

         As of December 31, 2000, the profit share amount earned by AFP with respect to 2000 was $1,590,128. As of December 31, 2005, should this profit share amount be less than $1,590,128 for reasons specified above, then AFP shall pay to PRI the amount of any difference. As of December 31, 2005, should this profit share amount be more than $1,590,128, then PRI shall pay to AFP the amount of any difference. As of December 31, 2005, should this profit share amount remain unchanged at $1,590,128 then all obligations hereunder are extinguished.

         As of December 31, 2001, the profit share amount earned by AFP with respect to 2001 was $281,682. As of December 31, 2006, should this profit share amount be less than $281,682 for reasons specified above, then AFP shall pay to PRI the amount of any difference. As of December 31, 2006, should this profit share amount be more than $281,682, then PRI shall pay to AFP the amount of any difference. As of December 31, 2006, should this profit share amount remain unchanged at $281,682 then all obligations hereunder are extinguished.

         This Agreement may only be amended or modified with the written consent of the parties hereto. The rights and privileges to which AFP and PRI are entitled under this Agreement cannot be assigned, disposed of, charged or transferred by either party in any way whatsoever.

         This Agreement shall be binding upon and for the benefit of the parties hereto. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes any and all prior agreements or understandings between the parties relating to the subject matter hereof, oral or written, all of which are hereby merged into this Agreement. There are no promises, agreements, conditions, understandings, warranties, or representations, oral or written, express or implied, between the parties hereto, other than as set forth in this Agreement. This Agreement has been approved by the New York Department of Insurance and shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the principles of conflicts of laws thereof. The parties hereto agree that any action or proceeding arising directly, indirectly, or otherwise in connection with, out of, related to, or from this Agreement, any breach hereof, or any transaction covered hereby, shall be resolved, whether by arbitration or otherwise, within the County, City, and State of New York. Accordingly, the parties consent and submit to the jurisdiction of the federal and state courts and any applicable arbitral body located within the County, City and State of New York.

         Any dispute, controversy or claim relating to this Agreement shall be finally settled under the rules of the American Arbitration Association (the "AAA") in effect from time to time. A single arbitrator shall be appointed by agreement between the parties or, failing such agreement, by the AAA. The arbitrator may grant any remedy that he deems just and equitable within the scope of this Agreement. The award of the arbitrator shall be final and binding and judgement thereon may be entered in any court having jurisdiction. The costs and expenses (including reasonable attorney's fees) of the prevailing party shall be borne and paid by the party that the arbitrator determines is the non-prevailing party, regardless of whether the arbitrator specifically determines to award such fees.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement on the day and year indicated below as conclusive evidence of their acceptance of the terms and conditions of this Agreement.


                                        ADMINISTRATORS FOR THE PROFESSIONS, INC.



                                        By:     /s/ Anthony J. Bonomo
                                           -------------------------------------
                                        Name:  Anthony J. Bonomo
                                        Title: Chief Executive Officer
                                                   and President



                                        PHYSICIANS' RECIPROCAL INSURERS



                                        By:    /s/ Herman Robbins
                                           -------------------------------------
                                        Name:  Herman Robbins
                                        Title: Chairman

Dated:  September 18, 2002



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

                AMENDMENT TO MANAGEMENT AGREEMENT      EXHIBIT A
                ------------------------------------------------


                  This Amendment is made and entered into as of January 1, 2002 by and between Physicians' Reciprocal Insurers, a New York domiciled Reciprocal Insurer ("PRI") and ADMINISTRATORS FOR THE PROFESSIONS, INC., a New York Corporation ("AFP").

                  WHEREAS, AFP and PRI desire to further amend the AMENDED AND RESTATED MANAGEMENT AGREEMENT dated as of January 1, 1999.

                  NOW, THEREFORE, in consideration of the foregoing and the terms and conditions hereafter set forth, the parties hereto agree as follows:

                  The first paragraph of Section 7 is amended to read, in its entirety, as follows:

                  7. Compensation AFP's compensation for its services under this AGREEMENT for each calendar year during the term hereof shall equal 13% of PRI's direct written premium.

                  Paragraph (f) of Section 7 (K) is renumbered as (L).

                  The following subdivision is added to Section 7:

                  M. Fifty percent (50%) of the costs attributable to AFP's Risk Management Department, including but not limited to salaries, fringe benefits and overhead expenses of the staff employed in the Department.

                  IN WITNESS WHEREOF, this Amendment has been duly executed by the parties as of the date first above written.

Physicians' Reciprocal Insurers         Administrators for the Professions, Inc.

By:      /s/ Herman Robbins             By:  /s/ Anthony J. Bonomo
   ------------------------------          -------------------------------------
Title:  Chairman                        Title:  Chief Executive Officer
                                                   and President

                                 PROMISSORY NOTE

U.S. $ 301,792.86

                                                          Date: January 1, 2002
                                                          Manhasset, New York


         FOR VALUE RECEIVED, the undersigned, Administrators for the Professions, Inc., ("Maker"), with its principal office located at 111 East Shore Road, Manhasset, New York 11030, hereby promises to pay to Physicians' Reciprocal Insurers ("PRI" or "Payee"), at the offices of PRI located at 111 East Shore Road, Manhasset, New York 11030, the following amount, in lawful money of the United States of America, on the indicated date:


                   Amount                      Date
                   ------                      ----

                 $ 100,597.62                  December 31, 2002
                 $ 100,597.62                  December 31, 2003
                 $ 100,597.62                  December 31, 2004


         This Note has been executed in consideration of the Agreement dated September 9, 2002, between the Maker and Payee and has been approved by the New York Department of Insurance. Each amount is the calculated amount of interest, at the simple interest rate of 6 %, on the PRI profit share earned by AFP for the year 1999 of $ 1,676,627 pursuant to its Management Agreement with PRI dated January 1, 1999, and the related Amendment to the Management Agreement.

         PRI shall hereby have the right, at any time, with or without notice to the Maker, to offset any amount due and unpaid under this Note, against compensation due to Maker from PRI.

         The Maker of this Note waives demand, presentment, protest, notice of protest and notice of dishonor thereof. The Maker shall pay all reasonable costs of collection, including, without limitation, court costs, reasonable attorneys' fees and expenses, and all other expenses of collection permitted by law.

         This Note may not be changed, waived, modified, discharged or terminated orally, but only by an agreement in writing signed by the party against whom enforcement of any such change, waiver, modification, discharge or termination is sought.



         This Note shall be deemed to have been negotiated, entered into, made and delivered in the State of New York, and the validity, interpretation and legal effect of this Note, shall be governed by the laws of the State of New York applicable to contracts entered into and performed entirely within the State of New York, without regard to principles of conflicts of law.

The New York courts (state and federal) will have exclusive jurisdiction of any action brought by Payee to enforce this Note, and any action brought by Payee to enforce this Note will be brought in those courts, and not elsewhere. The Maker accordingly hereby consents to the jurisdiction of said courts. To the fullest extent permitted by law, Maker hereby irrevocably waives trial by jury in any judicial proceeding brought by Payee to enforce this Note.

         IN WITNESS WHEREOF, the Maker has executed this Note as of the date first above written.

                                        ADMINISTRATORS FOR THE PROFESSIONS, INC.


                                        By:     /s/ Anthony J. Bonomo
                                           -------------------------------------
                                                Anthony J. Bonomo
                                                Chief Executive Officer
                                                   and President

                                 PROMISSORY NOTE

U.S. $ 381,630.72

                                                           Date: January 1, 2002
                                                           Manhasset, New York


         FOR VALUE RECEIVED, the undersigned, Administrators for the Professions, Inc., ("Maker"), with its principal office located at 111 East Shore Road, Manhasset, New York 11030, hereby promises to pay to Physicians' Reciprocal Insurers ("PRI" or "Payee"), at the offices of PRI located at 111 East Shore Road, Manhasset, New York 11030, the following amount, in lawful money of the United States of America, on the indicated date:


                  Amount                       Date
                  ------                       ----

                $   95,407.68                  December 31, 2002
                $   95,407.68                  December 31, 2003
                $   95,407.68                  December 31, 2004
                $   95,407.68                  December 31, 2005



         This Note has been executed in consideration of the Agreement dated September 9, 2002, between the Maker and Payee and has been approved by the New York Department of Insurance. Each amount is the calculated amount of interest, at the simple interest rate of 6 %, on the PRI profit share earned by AFP for the year 2000 of $ 1,590,128 pursuant to its Management Agreement with PRI dated January 1, 1999, and the related Amendment to the Management Agreement.

         PRI shall hereby have the right, at any time, with or without notice to the Maker, to offset any amount due and unpaid under this Note, against compensation due to Maker from PRI.

         The Maker of this Note waives demand, presentment, protest, notice of protest and notice of dishonor thereof. The Maker shall pay all reasonable costs of collection, including, without limitation, court costs, reasonable attorneys' fees and expenses, and all other expenses of collection permitted by law.

         This Note may not be changed, waived, modified, discharged or terminated orally, but only by an agreement in writing signed by the party against whom enforcement of any such change, waiver, modification, discharge or termination is sought.


         This Note shall be deemed to have been negotiated, entered into, made and delivered in the State of New York, and the validity, interpretation and legal effect of this Note, shall be governed by the laws of the State of New York applicable to contracts entered into and performed entirely within the State of New York, without regard to principles of conflicts of law. The New York courts (state and federal) will have exclusive jurisdiction of any action brought by Payee to enforce this Note, and any action brought by Payee to enforce this Note will be brought in those courts, and not elsewhere. The Maker accordingly hereby consents to the jurisdiction of said courts. To the fullest extent permitted by law, Maker hereby irrevocably waives trial by jury in any judicial proceeding brought by Payee to enforce this Note.

         IN WITNESS WHEREOF, the Maker has executed this Note as of the date first above written.

                                        ADMINISTRATORS FOR THE PROFESSIONS, INC.


                                        By:    /s/ Anthony J. Bonomo
                                           -------------------------------------
                                                  Anthony J. Bonomo
                                                  Chief Executive Officer
                                                      and President

                                 PROMISSORY NOTE

U.S. $ 84,504.60

                                                          Date: January 1, 2002
                                                          Manhasset, New York


         FOR VALUE RECEIVED, the undersigned, Administrators for the Professions, Inc., ("Maker"), with its principal office located at 111 East Shore Road, Manhasset, New York 11030, hereby promises to pay to Physicians' Reciprocal Insurers ("PRI" or "Payee"), at the offices of PRI located at 111 East Shore Road, Manhasset, New York 11030, the following amount, in lawful money of the United States of America, on the indicated date:


                   Amount                       Date
                   ------                       ----

                 $   16,900.92                  December 31, 2002
                 $   16,900.92                  December 31, 2003
                 $   16,900.92                  December 31, 2004
                 $   16,900.92                  December 31, 2005
                 $   16,900.92                  December 31, 2006



         This Note has been executed in consideration of the Agreement dated September 9, 2002, between the Maker and Payee and has been approved by the New York Department of Insurance. Each amount is the calculated amount of interest, at the simple interest rate of 6 %, on the PRI profit share earned by AFP for the year 2001 of $ 281,682 pursuant to its Management Agreement with PRI dated January 1, 1999, and the related Amendment to the Management Agreement.

         PRI shall hereby have the right, at any time, with or without notice to the Maker, to offset any amount due and unpaid under this Note, against compensation due to Maker from PRI.

         The Maker of this Note waives demand, presentment, protest, notice of protest and notice of dishonor thereof. The Maker shall pay all reasonable costs of collection, including, without limitation, court costs, reasonable attorneys' fees and expenses, and all other expenses of collection permitted by law.

         This Note may not be changed, waived, modified, discharged or terminated orally, but only by an agreement in writing signed by the party against whom enforcement of any such change, waiver, modification, discharge or termination is sought.

         This Note shall be deemed to have been negotiated, entered into, made and delivered in the State of New York, and the validity, interpretation and legal effect of this Note, shall be governed by the laws of the State of New York applicable to contracts entered into and performed entirely within the State of New York, without regard to principles of conflicts of law. The New York courts (state and federal) will have exclusive jurisdiction of any action brought by Payee to enforce this Note, and any action brought by Payee to enforce this Note will be brought in those courts, and not elsewhere. The Maker accordingly hereby consents to the jurisdiction of said courts. To the fullest extent permitted by law, Maker hereby irrevocably waives trial by jury in any judicial proceeding brought by Payee to enforce this Note.

         IN WITNESS WHEREOF, the Maker has executed this Note as of the date first above written.

                                       ADMINISTRATORS FOR THE PROFESSIONS, INC.


                                       By:    /s/ Anthony J. Bonomo
                                          --------------------------------------
                                                Anthony J. Bonomo
                                                Chief Executive Officer
                                                    and President




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